Events after the reporting period	12 Months Ended
Dec. 31, 2021
Events after the reporting period
Events after the reporting period

30. Events after the reporting period

The first months of 2022 are still significantly influenced by the ongoing Covid-19 pandemic, as well as the Russia-Ukraine conflict. The Russia-Ukraine conflict has significantly increased energy costs.

The ongoing COVID-19 pandemic has resulted in supply chain challenges, increased prices of certain raw materials and components, and reduced transport capacity. Further, the quarantines in China have further increased our supply chain disruptions, increased costs of productions and led to closures of our production facilities. These effects may lead to reduced production volumes and less revenue, which may or may not be recoverable in the following months.